UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2012

COINSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1800 – 114th Avenue SE

Bellevue, Washington 98004

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2012, Gregg A. Kaplan, President and Chief Operating Officer of Coinstar, Inc. (“Coinstar”) and Interim President of Redbox Automated Retail, LLC (“Redbox”), Coinstar’s wholly-owned subsidiary, announced that he will resign as Interim President of Redbox, effective August 27, 2012. To facilitate the transition to the new Redbox President as discussed in Item 8.01 below, Mr. Kaplan will continue to serve as President and Chief Operating Officer of Coinstar through March 31, 2013 and will continue to oversee Coinstar’s new ventures and new business development while focusing on transitioning with the new Redbox President.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing, among other things, Mr. Kaplan’s resignation and the appointment of the new President of Redbox as discussed in Item 8.01 below, is attached hereto as Exhibit 99.1.

Item 8.01	Other Events.

On August 13, 2012, Coinstar announced the appointment of Anne G. Saunders, 51, as President of Redbox, effective August 27, 2012.

From 2009 to 2012, Ms. Saunders served as Executive Vice President and Chief Marketing Officer of Knowledge Universe, a global education company that operates early childhood education centers, international schools, colleges, on-line schools and school management systems. Prior to joining Knowledge Universe, Ms. Saunders worked at Bank of America Corporation, a bank holding company and financial holding company, where she held the position of Senior Vice President, Consumer Bank Executive from 2008 to 2009 and Senior Vice President, Brand Executive from 2007 to 2008. Prior to that, Ms. Saunders held various senior leadership positions at Starbucks Corporation, a specialty coffee retailer, including Senior Vice President, Global Brand and Vice President, Wireless Initiatives, and AT&T Wireless Services, Inc., a wireless and data services company.

Ms. Saunders will report directly to Coinstar’s Chief Executive Officer, Paul D. Davis.

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “will,” “expect,” “intend,” “anticipate” and variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. The forward-looking statements in this Current Report on Form 8-K include statements regarding Coinstar’s and Redbox’s management changes. Forward-looking statements are not guarantees of future actions or events, which may vary materially from those expressed or implied in such statements. Differences may result from actions taken by Coinstar or Redbox, as well as from risks and uncertainties beyond Coinstar’s and Redbox’s control. Such risks and uncertainties include, but are not limited to, timing and integration of management changes, changes in strategic and financial objectives, and the ability to attract new retailers, penetrate new markets and distribution channels and react to changing consumer demands. The foregoing list of risks and uncertainties is illustrative but by no means exhaustive. For more information on factors that may affect Coinstar and Redbox, please review “Risk Factors” and other disclosures described in Coinstar’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission, as well as other public filings with the Securities and Exchange Commission. These forward-looking statements reflect Coinstar’s and Redbox’s expectations as of the date of this Current Report on Form 8-K. Coinstar undertakes no obligation to update the information provided herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 13, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.

Date: August 13, 2012	By:	/s/ Donald R. Rench Donald R. Rench Chief Legal Officer, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated August 13, 2012